SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MAXIM SERIES FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of Each class of securities to which transaction applies:
__________________________________________________________

(2) Aggregate number of securities to which transaction applies:
__________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________

(4) Proposed maximum aggregate value of transaction:
__________________________________________________________

(5) Total fee paid:
__________________________________________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
__________________________________________________________
(2) Form, Schedule or Registration No.:
__________________________________________________________
(3) Filing Party:
__________________________________________________________
(4) Date Filed:
__________________________________________________________

PLEASE VOTE NOW!

MAXIM SERIES FUND, INC.

Maxim Value Index Portfolio

Maxim Growth Index Portfolio

(the “Portfolios”)

Dear Shareholder:

We have previously sent you a Proxy Statement concerning a special shareholders meeting to be held on June 26, 2006. We have not yet received your proxy for this important meeting. We are writing to remind you to promptly vote your shares. Your vote is important.

The special meeting has been called to consider and vote on the proposed Plan of Liquidation and Dissolution (the “Plan”) pursuant to which assets of the Portfolios will be liquidated, known liabilities and remaining proceeds be distributed to shareholders.

As a shareholder or variable contract owner with contract allocated to a sub-account that invests in a Portfolio, you are being asked to approve the Plan to liquidate your Portfolio. After careful consideration, the Board of Directors of Maxim Series Fund, Inc. determined that this proposal is in the best interest of shareholders and unanimously recommends that you vote FOR the proposal.

The special meeting of shareholders of the Portfolios will be held at 10:30 a.m. Mountain Time

June 26, 2006, at the offices of Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. If you do not expect to attend the special meeting in person, you may vote one of three ways:

1.	By telephone:	Please call toll-free at 1-888-221-0697 and follow the instructions.

2.	By Internet:	Visit www.proxyweb.com and follow the online directions. Please have your proxy information available.

3.	By mail:	Return your signed and dated proxy in the enclosed postage-paid envelope immediately so it will be received by June 26.

If you would like an additional copy of the Proxy Statement, please call Maxim Series Fund, Inc. at 1-800-537-2033 or write Secretary, Maxim Series Fund, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Please vote today! Your vote is important regardless of the number of shares you own. Thank you for your consideration.

Sincerely,

Maxim Series Fund

PROXY

FOR

SPECIAL MEETING OF SHAREHOLDERS OF

THE FOLLOWING PORTFOLIO OF MAXIM SERIES FUND, INC.

Maxim Value Index Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Rhonda A. Mills, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc. to be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 at 10:30 a.m. Mountain Time, on June 26, 2006, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on March 31, 2006 upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

_______________________________________	DATED: _________________, 2006

(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposal.

Proposal

TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

For	Against	Abstain
[ ]	[ ]	[ ]

[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund’s charter.]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

PROXY

FOR

SPECIAL MEETING OF SHAREHOLDERS OF

THE FOLLOWING PORTFOLIO OF MAXIM SERIES FUND, INC.

Maxim Growth Index Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Rhonda A. Mills, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc. to be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 at 10:30 a.m. Mountain Time, on June 26, 2006, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on March 31, 2006 upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

_______________________________________	DATED: _________________, 2006

(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposal.

Proposal

TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

For	Against	Abstain
[ ]	[ ]	[ ]

[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund’s charter.]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.